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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2009


                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-14667


          WASHINGTON                                            91-1653725
(State or other jurisdiction of                               (IRS Employer
        incorporation)                                     Identification No.)


                               1301 SECOND AVENUE
                            SEATTLE, WASHINGTON 98101
          (Address of principal executive offices, including zip code)


                                 (206) 432-8733
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


(b) On May 19, 2009, Charles M. Lillis resigned as a member of the Board of Directors of Washington Mutual, Inc. (the "Company"), effective immediately. Mr. Lillis' resignation is not the result of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.
































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                                  Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 WASHINGTON MUTUAL, INC.

Date: May 26, 2009                               By: /s/ John Maciel
                                                     ---------------------------
                                                     John Maciel
                                                     Chief Financial Officer





































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